UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[] Definitive Proxy Statement

[X]Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[ ] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)Date Filed:

DB3/ 203402263.1

Shareholder Meeting Adjourned to September 25

Please take a few minutes to vote today

Dear Valued Shareholder:

Your fund's shareholder meeting has been adjourned to September 25, 2020. Please take a few moments and if you have not done so – vote.

We sent this reminder because you held shares in the fund(s) on the record date and we have not received your vote.

Federal law mandates a high rate of voter participation related to the acquisition of Legg Mason by Franklin Templeton. Even if you no longer own your shares, you can still vote.

YOUR FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS

PLEASE VOTE USING ONE OF THESE OPTIONS:

1. VOTE ONLINE

Vote via the website listed on your card or scan the QR code shown on your proxy card. Use the control number on your proxy card to vote your shares.

2. VOTE BY TOUCH-TONE TELEPHONE

Call the toll-free number listed on your proxy card. Use the control number on your proxy card to vote your shares.

3. VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

Please read your proxy materials carefully. If you have questions, or need assistance with voting, please call Computershare Fund Services, the funds' proxy solicitor, toll free at 1-866-963-5819.

Thank you. We appreciate your efforts, as always, and your patience with us.

LMReminder2020-Adj925

Shareholder Meeting Adjourned to September 25

Please take a few minutes to vote today

Dear Valued Shareholder:

Your fund's shareholder meeting has been adjourned to September 25, 2020. Please take a few moments and if you have not done so – vote.

We sent this reminder because you held shares in one of the following fund(s) on the record date and we have not received your vote:

Western Asset Institutional US Treasury Reserves Western Asset US Treasury Reserves

Western Asset Premium Liquid Reserves

Federal law mandates a high rate of voter participation related to the acquisition of Legg Mason by Franklin Templeton. Even if you no longer own your shares, you can still vote.

YOUR FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS

PLEASE VOTE USING ONE OF THESE OPTIONS:

1. VOTE ONLINE

Vote via the website listed on your card or scan the QR code shown on your proxy card. Use the control number on your proxy card to vote your shares.

2. VOTE BY TOUCH-TONE TELEPHONE

Call the toll-free number listed on your proxy card. Use the control number on your proxy card to vote your shares.

3. VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

Please read your proxy materials carefully. If you have questions, or need assistance with voting, please call Computershare Fund Services, the funds' proxy solicitor, toll free at 1-888-916-1719.

LMReminder2020-Adj925

Thank you. We appreciate your efforts, as always, and your patience with us.

LMReminder2020-Adj925